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January 14, 2004


Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C.  20549

Ladies and Gentlemen:

This letter is delivered by Philip Rootberg & Company LLP, Certified Public Accountants, in connection with the filing by First Wilkow Venture with the Securities and Exchange Commission of a Current Report on Form 8-K dated October 1, 2003.

We have reviewed the contents of Item 4 of such Current Report and agree with the statements contained therein.


                                     Yours truly,

                                     /s/ Philip Rootberg & Company LLP
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                                         Philip Rootberg & Company LLP